Filed pursuant to Rule 497(a)(1)

File No. 333-195652

Rule 482 AD

Oxford Lane Capital Corp. Prices Public Offering of Common Stock

Greenwich, CT – 6/4/2015 – Oxford Lane Capital Corp. (the “Company”) (NasdaqGS: OXLC, OXLCP, OXLCO and OXLCN) today announced that it has priced an underwritten public offering of 1,800,000 shares of its common stock at a public offering price of $15.65 per share, raising approximately $28.2 million in gross proceeds. The Company has also granted the underwriters a 30-day option to purchase up to an additional 270,000 shares of common stock. The closing of the transaction is subject to customary closing conditions, and the shares are expected to be delivered on June 9, 2015.

Deutsche Bank Securities Inc. and Ladenburg Thalmann & Co. Inc., a subsidiary of Ladenburg Thalmann Financial Services Inc. (NYSE MKT: LTS), are acting as the joint bookrunning managers for the offering. Maxim Group LLC and National Securities Corporation are acting as co-managers for the offering.

The Company plans to use the net proceeds of this offering for acquiring investments and/or for general working capital purposes, which may include the payment of operating expenses, including advisory and administrative fees and expenses.

This press release does not constitute an offer to sell or the solicitation of an offer to buy the securities in this offering or any other securities nor will there be any sale of these securities or any other securities referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.

The shares will be offered and sold pursuant to the Company’s shelf registration statement relating to such securities on file with and declared effective by the Securities and Exchange Commission. The offering of the shares may be made only by means of a prospectus and a related prospectus supplement, copies of which may be obtained, when available, from Deutsche Bank Securities Inc., Attn: Prospectus Group, 60 Wall Street, New York, New York 10005-2836, or by emailing prospectus.cpdg@db.com (telephone number 1-800-503-4611); and Ladenburg Thalmann & Co. Inc., Attn: Syndicate Department, 58 South Service Road, Suite 160, Melville, NY 11747, or by emailing syndicate@ladenburg.com (telephone number 1-800-573-2541). Investors are advised to carefully consider the investment objectives, risks and charges and expenses of the Company before investing. The preliminary prospectus supplement, dated June 3, 2015, and accompanying prospectus, dated June 23, 2014, each of which has been filed with the Securities and Exchange Commission, contain a description of these matters and other important information about the Company and should be read carefully before investing.

About Oxford Lane Capital Corp.

Oxford Lane Capital Corp. is a publicly-traded registered closed-end management investment company. It currently seeks to achieve its investment objective of maximizing total return by investing in securitization vehicles which, in turn, primarily invest in senior secured loans made to companies whose debt is unrated or is rated below investment grade.

Forward-Looking Statements

This press release contains forward-looking statements subject to the inherent uncertainties in predicting future results and conditions, including statements with regard to the anticipated use of the net proceeds of the Company’s securities offering. Any statements that are not statements of historical fact (including statements containing the words “believes,” “intends,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should also be considered to be forward-looking statements. Certain factors could cause actual results and conditions to differ materially from those projected in these forward-looking statements. These factors are identified from time to time in our filings with the Securities and Exchange Commission. We undertake no obligation to update such statements to reflect subsequent events, unless required to do so by law.

Contact:

Bruce Rubin

203-983-5280